AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of October 24, 2005 (“Amendment”), to the Amended and Restated Master Repurchase Agreement, dated as of February 18, 2005, as amended by Amendment No. 1, dated as of May 12, 2005, as amended by Amendment No. 2, dated as of June 1, 2005 (the “Repurchase Agreement”), each among IXIS REAL ESTATE CAPITAL INC. (“Buyer”), ENCORE CREDIT CORP. (“Encore”), ECC CAPITAL CORPORATION (“ECC”) and BRAVO CREDIT CORPORATION (“Bravo” and together with Encore and ECC, the “Seller”).

RECITALS

WHEREAS, the parties hereto have entered into the Repurchase Agreement;

WHEREAS, the parties hereto desire to modify the Repurchase Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Unless otherwise defined herein, terms defined in the Repurchase Agreement are used herein as therein defined.

2. Amendments.

a. Section 2 of the Repurchase Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

““40/30 Mortgage Loan” shall mean a Mortgage Loan which has an original term to maturity of not more than thirty years from commencement of amortization, with a forty year amortization schedule for the first 10 years and a twenty year amortization schedule thereafter.”

““40/30 Sub-Limit” shall mean, as of any date, an amount equal to $50,000,000, provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the 40/30 Sub-Limit to an amount not less than 10% of the then outstanding Purchase Price of the Transactions.”

b. Section 2 of the Repurchase Agreement is hereby amended by inserting a new clause (8) as set forth below into the definition of “Asset Value”, deleting the “and” at the end of clause (7) and renumbering the current clause (8) as clause (9):

“after giving effect to any requested Transaction, the aggregate Asset Value of all 40/30 Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the 40/30 Sub-Limit; and”

c. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Class” and inserting the following new definition of “Class”:

“Class” shall mean each group of Mortgage Loans where each Mortgage Loan within such group qualifies as at least one of the following: 40/30 Mortgage Loan, Alt-A First Mortgage Loan, Alt-A Second Mortgage Loan, Sub-Prime First Mortgage Loan, Sub-Prime Second Mortgage Loan, First Lien Mortgage Loan, Second Lien Mortgage Loan, Townhouse/Condominium Mortgage Loan, Sub-Prime C Mortgage Loan, Sub-Prime D Mortgage Loan, Interest-Only Mortgage Loan and Wet-Ink Mortgage Loan, provided, that a Mortgage Loan may be within more than one Class as of any date of determination.

d. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of “Sublimit” and inserting the following new definition of “Sublimit”:

“Sub-Limit” shall mean, as applicable, each of the 40/30 Sub-Limit, the Second Lien Sub-Limit, the Non-Owner Occupied Sub-Limit, the FICO Sub-Limit, the Sub-Prime C Sub-Limit, the Townhouse/Condominium Sub-Limit, the Interest-Only Sub-Limit and the Wet-Ink Sub-Limit. For purpose of determining a violation of a Sub-Limit hereunder, at no time shall the aggregate of the Asset Value of all Mortgage Loans subject to outstanding Transactions hereunder violate any single Sub-Limit.

e. Schedule 1 to the Repurchase Agreement is hereby amended by deleting the second to last sentence of clause (20) thereof and replacing it in its entirety with the following:

“Unless such Mortgage Loan is an Interest-Only Loan, the Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan, unless such Mortgage Loan is an Interest-Only Loan, fully by the stated maturity date, over an original term of not more than 30 years (other than with respect to each 40/30 Mortgage Loan) from commencement of amortization .”

3. Ratification of Agreement. Except as modified and expressly amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

4. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

IXIS REAL ESTATE CAPITAL INC.

By: /s/ Kathy Lynch
Name: Kathy Lynch
Title: Director

By: /s/ Anthony Malanga
Name: Anthony Malanga
Title: Managing Director

ENCORE CREDIT CORP.

By: /s/ William E. Moffatt
Name: William E. Moffatt
Title: Treasurer

ECC CAPITAL CORPORATION

By: /s/ William E. Moffatt
Name: William E. Moffatt
Title: Treasurer

BRAVO CREDIT CORPORATION

By: /s/ William E. Moffatt
Name: William E. Moffatt
Title: Treasurer